Exhibit 10.21.3

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of April 24, 2015 (this “Amendment”), is by and between QUICKEN LOANS INC. (the “Borrower”) and FIFTH THIRD BANK (the “Lender”).

RECITALS

A.            The Borrower and the Lender are parties to a Credit Agreement dated as of December 30, 2013, as amended by the First Amendment to Credit Agreement dated as of April 21, 2014, and as amended by the Second Amendment to Credit Agreement dated as of December 29, 2014 (as amended and as may be further amended or restated from time to time, the “Credit Agreement”).

B.            The parties now desire to amend certain terms of the Credit Agreement as set forth herein.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I AMENDMENTS. Subject to Article III hereof, the Credit Agreement is amended as follows:

1.1          The following definition is added to Section 1.01 of the Credit Agreement in the appropriate alphabetical location:

“Bond Financing’’’ means an offering of up to [***] Senior Unsecured Notes substantially on the terms and conditions described on Exhibit A to the Third Amendment to Credit Agreement.

1.2          The definition of “Permitted Financing” in Section 1.01 of the Credit Agreement is amended to read:

“Permitted Financing” means: (a) Warehousing Indebtedness, Securitization Indebtedness, MSR Indebtedness and similar arrangements whereby Borrower finances, sells or transfers Mortgage Assets, in each case, in the ordinary course of business and consistent with past practices; (b) obligations incurred in respect of Early Purchase Programs; (c) financing the carrying of REO Assets, and (d) the Bond Financing.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

QUICKEN LOANS INC.

By:	/s/ Julie Booth
Julie Booth, Chief Financial Officer

FIFTH THIRD BANK

By:	/s/ Jessica Pfeifer
Jessica Pfeifer Title, Vice President

EXHIBIT B TO THIRD AMENDMENT TO CREDIT AGREEMENT

EXHIBIT A

[***]